Exhibit 10.1

Execution copy

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 11, 2006, is made by and between PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (the “Administrative Agent”) and consented to by the Lenders (as defined in the Credit Agreement referred to below) which execute a Lender Consent (as defined below).

Recitals

Whereas, the Borrower, the Lenders, and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended by that First Amendment to the Second Amended and Restated Credit Agreement, dated December 22, 2005, the “Credit Agreement”). Any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement;

Whereas, the Borrower has informed the Administrative Agent that it has entered into that certain Sands Purchase Agreement (as defined below) to purchase the membership interests in certain entities as more particularly described in the Sands Purchase Agreement;

Whereas, the Borrower is requesting that certain covenants be modified as specified herein if (and effective concurrently with) the acquisition of the Sands Interests (as defined below) is consummated by the Borrower;

Whereas, the Required Lenders and the Administrative Agent are willing to agree to the amendments requested by the Borrower, on the terms and conditions set forth in this Amendment; and

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Required Lenders, and the Administrative Agent agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1 Amendment to Section 1.

(a) Section 1.1 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical order:

““Belterra Property”: the Belterra Hotel and Casino, located in Belterra, Indiana.”

““Boomtown Property”: the Boomtown Hotel and Casino, located in New Orleans, Louisiana.”

““President Claims”: collectively, claims acquired in bankruptcy of President Casinos, Inc. pending in the United States Bankruptcy Court, Eastern District of Missouri, Eastern Division.”

““Sands Acquisition”: the acquisition of the Sands Interests pursuant to the Sands Purchase Agreement.”

““Sands Interests”: collectively, the membership interests to be acquired pursuant to the Sands Purchase Agreement.”

““Sands Purchase Agreement”: that certain Acquisition Agreement, dated as of September 3, 2006, by and among the Borrower, Atlantic Coast Entertainment Holdings, Inc., Ace Gaming, LLC, American Real Estate Holdings Limited Partnership, AREP Boardwalk Properties LLC, PSW properties LLC, AREH MLK LLC and Mitre Associates LLC, as may be amended from time to time.”

(c) Section 1.1 of the Credit Agreement shall be amended by deleting the period at the end of the definitions of “Pledge Agreement (General)” and “Pledge Agreement (Gaming Regulated)”, and adding the following:

“as may be supplemented, modified, amended, extended or supplanted from time to time.”

1.2 Amendment to Section 6.

(a) Section 6.10(d) shall be amended by adding the following before the word “promptly” therein:

“and subject to compliance with applicable Gaming Laws (which the Borrower agrees and agrees to cause the applicable Unrestricted Subsidiary to pursue approvals to permit any such pledges),”

1.3 Amendment to Section 7.

(a) Section 7.1(a) shall be deleted in its entirety and replaced with the following:

Fiscal Quarter Ending	Consolidated Leverage Ratio
After the Effective Date and on or prior to June 30, 2007	7.00
After June 30, 2007 and on or prior December 31, 2007	7.50
After December 31, 2007 and on or prior to March 31, 2008	7.25
After March 31, 2008 and on or prior to December 31, 2008	7.00
After December 31, 2008 and on or prior to March 31, 2009	6.50
After March 31, 2009 and on or prior to June 30, 2009	6.00
After June 30, 2009 and on or prior to December 31, 2009	5.50
Thereafter	5.00

(b) Section 7.1(c) shall be deleted in its entirety and replaced with the following:

Fiscal Quarter Ending	Consolidated Senior Debt Ratio
After the Effective Date and on or prior to December 31, 2006	3.50
After December 31, 2006 and on or prior to March 31, 2007	4.00
After March 31, 2007 and on or prior to June 30, 2007	4.50
After June 30, 2007 and on or prior to September 30, 2007	5.00
After September 30, 2007 and on or prior to June 30, 2008	5.25
After June 30, 2008 and on or prior to December 31, 2008	5.00
After December 31, 2008 and on or prior to March 31, 2009	4.50
After March 31, 2009 and on or prior to June 30, 2009	4.25
After June 30, 2009 and on or prior to September 30, 2009	4.00
Thereafter	3.50

(c) Section 7.2(e) shall be deleted in its entirety and replaced with the following:

“Guarantee Obligations made by Borrower or any of its Restricted Subsidiaries of obligations incurred in connection with activities not inconsistent with Section 7.14 of the Borrower or any Restricted Subsidiary;”

(d) Section 7.4(b) shall be amended by adding the word “Restricted” before the words “Subsidiary of Borrower” at the beginning thereof.

(e) Section 7.7(k) shall be amended by adding the word “Restricted” before the word “Subsidiaries” therein.

(f) The following clause (t) shall be added at the end of Section 7.7:

“Investments in any Unrestricted Subsidiary made in connection with or otherwise pertaining to the Sands Interests including, without limitation, the acquisition of same and the maintenance, development and other activities relating to the property owned by the entities acquired pursuant to the Sands Purchase Agreement in an amount not to exceed $350,000,000 at any one time outstanding.”

(g) The word “and” shall be deleted at the end of clause (r) and added at the end of clause (t) of Section 7.7 and the following clause (u) shall be added at the end of Section 7.7:

“Investments made by the Borrower in the President Claims, not to exceed $65,000,000 at any one time outstanding; it being acknowledged and agreed that Investments heretofore made for this purpose by reference to Section 7.7(k) shall be deemed to have been made pursuant to this clause (u).”

(h) Section 7.9 shall be amended by deleting reference to “7.7(l)” and inserting in its place a reference to “7.7(l), (t)”.

(i) Section 7.16(a) shall be deleted in its entirety and replaced with the following:

“(a) Capital Expenditures associated with the St. Louis City Project and/or the St. Louis County Project which do not result in the aggregate Cash Capital Expenditures (including capitalized pre-opening expenses, and excluding capitalized interest and original land costs) associated with those projects being in excess of $850,000,000;”

(j) Section 7.16(g) shall be deleted in its entirety and replaced with the following:

“(g) Capital Expenditures associated with the expansion of the Lake Charles Property which do not result in the aggregate Cash Capital Expenditures associated with that project being in excess of $60,000,000;”

(k) The word “and” shall be deleted at the end of clause (h) in Section 7.16 and the following clauses (j) and (k) shall be added at the end of Section 7.16:

“(j) Capital Expenditures associated with the expansion of the Belterra Property which do not result in the aggregate Cash Capital Expenditures associated with that project being in excess of $50,000,000; and”

“(k) Capital Expenditures associated with the expansion of the Boomtown Property which do not result in the aggregate Cash Capital Expenditures associated with that project being in excess of $40,000,000.”

2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Administrative Agent to enter into this Amendment and the Required Lenders to execute the Lender Consents, the Borrower represents and warrants to each Lender and the Administrative Agent that:

2.1 Organizational Power; Authorization; Enforceable Obligations. The Borrower has the organizational power and authority, and the legal right, to make, deliver and perform this Amendment and each Subsidiary Guarantor has the organizational power and authority, and the legal right, to make, deliver and perform the Consent of Guarantors in the form of Exhibit A attached hereto (the “Consent”). Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery, and performance of this Amendment and the Consent, as applicable, and the performance of the Loan Documents to which it is a party as modified by this Amendment. Subject to any notifications required under Gaming Laws or securities laws, no consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person, is required in connection with the execution, delivery, performance, validity, or enforceability of this Amendment, the Consent, and the Loan Documents as modified by this Amendment. This Amendment and the Consent have each been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Amendment, the Consent, and the Loan Documents, as amended by this Amendment, constitute a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

2.2 No Legal Bar. The execution, delivery and performance of this Amendment, the Consent and the Loan Documents, as modified by this Amendment, will not violate in any material respect any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents or permitted thereunder). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

2.3 No Default. After giving effect to this Amendment, no event has occurred, is continuing, or will result from, the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

2.4 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the Amendment Effective Date (as defined below).

2.5 Acquisition Documents. The Sands Purchase Agreement provided to the Administrative Agent is a true and correct copy thereof, it being acknowledged and agreed that Section 4.18 shall not be applicable to the statements, information, documents or certificates contained therein.

3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective on the date (the “Amendment Effective Date”) when each of the following conditions has been satisfied:

3.1 Execution of Amendment. The Borrower and the Administrative Agent shall have executed this Amendment and the Borrower shall have delivered this Amendment to the Administrative Agent.

3.2 Execution of Lender Consents. The Lender Consents shall have been executed and delivered to the Administrative Agent by Lenders constituting Required Lenders.

3.3 Execution of Consent. Each of the Guarantors shall have executed and delivered to the Administrative Agent the Consent of Guarantors in the form of Exhibit A attached hereto.

3.4 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date after giving effect to this Amendment.

3.5 No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

3.6 Delivery of Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request in connection with this Amendment.

3.7 Amendment Fee. The Administrative Agent shall have received payment in immediately available funds of the agreed upon fee between the Administrative Agent and the Borrower in connection with this Amendment.

3.8 Approvals. All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the transactions contemplated by this Amendment and the amendments to the other Loan Documents, if any, shall have been obtained and be in full force and effect or otherwise applied for or requested (and the Borrower has no reason to believe that they will not be obtained in due course), and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the amendments contemplated hereby.

3.9 Consummation of Sands Acquisition. The Sands Acquisition shall have been consummated pursuant to the Sands Purchase Agreement or Borrower has irrevocably committed to the consummation of the same.

4. EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

5. BORROWER CONFIRMATION. The Borrower confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. NO WAIVER. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

8. INTEGRATION. The Credit Agreement (as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.

9. CAPTIONS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.

10. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BORROWER:

PINNACLE ENTERTAINMENT, INC., a Delaware corporation,

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Chief Financial Officer

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ADMINISTRATIVE AGENT:

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Ritam Bhalla
	Name:	Ritam Bhalla
	Title:	Authorized Signatory

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Exhibit A

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

[Signature page to follow]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 11 day of October, 2006.

BILOXI CASINO CORP., a Mississippi corporation
CASINO MAGIC CORP., a Minnesota corporation
CASINO ONE CORPORATION, a Mississippi corporation
PNK (BOSSIER CITY), INC., a Louisiana corporation
ST. LOUIS CASINO CORP., a Missouri corporation

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Chief Financial Officer or Treasurer

BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Chief Financial Officer

BOOMTOWN, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Chief Financial Officer

OGLE HAUS, LLC, an Indiana limited liability company

By:	Belterra Resort Indiana, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Stephen H. Capp
			Name:	Stephen H. Capp
			Title:	Chief Financial Officer

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company

By:	Pinnacle Entertainment, Inc., its sole member and manager

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Chief Financial Officer

PNK (RENO), LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Chief Financial Officer

LOUISIANA-I GAMING, a Louisiana partnership in Commendam

By:	Boomtown, LLC, its general partner

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Stephen H. Capp
			Name:	Stephen H. Capp
			Title:	Chief Financial Officer

PNK (ES), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Chief Financial Officer

PNK (ST. LOUIS RE), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., it sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Chief Financial Officer

PNK (ST. LOUIS 4S), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Chief Financial Officer

PNK (CHILE 1), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc, its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Chief Financial Officer

PNK (CHILE 2), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc, its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Chief Financial Officer

YANKTON INVESTMENTS, LLC, a Nevada limited liability company

By:	/s/ Lynn Marie Handler
Name:	Lynn Marie Handler
Title:	its sole Manager

Exhibit B

LENDER CONSENT

Reference is made to the Second Amendment to the Second Amended and Restated Credit Agreement, dated as of October 11, 2006 (the “Second Amendment”), between PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”) and LEHMAN COMMERCIAL PAPER INC., as administrative agent and consented to by the Lenders which execute a Lender Consent. Unless otherwise defined herein, terms defined in the Second Amendment and used herein shall have the meanings given to them in the Second Amendment.

Upon execution and delivery of this Lender Consent by the Lender signatory hereto, the undersigned hereby consents to and agrees to be bound by the provisions of the Second Amendment.

THIS LENDER CONSENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile transmission to the Administrative Agent shall be effective as delivery of a manually executed counterpart hereof.

[Signature page to follow]

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IN WITNESS WHEREOF, the Lender has caused this Lender Consent to be duly executed and delivered by their proper and duly authorized officers as of this ____ day of _____________, 2006.

[NAME OF LENDER]

By:
Name:
Title:

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